Comprehensive line of credit contract

Contract No: shenfaxinzhou20110505001

Party A: SHENZHEN DEVELOPMENT BANK CO., LTD. Shenzhen Xinzhou Sub-branch

Add: Zhongchengtianyi Building, Xinzhou Road, Futian District, Shenzhen, Guangdong, China
Tel: 23480048	Fax: 23480054
Head: Nannan Fu	Position: President

Party B: SHENZHEN HIGHPOWER TECHNOLOGY CO., LTD.

Add: Building A2, Luoshan Industrial Zone, Shanxia, Pinghu, Shenzhen, Guangdong, China
Tel: 89686236	Fax: 89686819
Legal Representative: Dangyu Pan	Postcode: 518111

In accordance with the relevant laws and regulations, Party A and Party B reached this agreement after the willing negotiation, and both sides are willing to abide by the following clauses.

Article 1 Content of Comprehensive line of credit

1. Amount of Comprehensive line of credit

RMB ONE HUNDRED MILLION ONLY (RMB 100,000,000.00)

Currency exchange rate shall be the quotation on the day actual business happens announced by Party B except RMB.

2. The period of comprehensive line of credit: from May 5th 2011 to Nov. 8th 2011. During this period, the loan under this contract is revolving and can be used many times. The method, amount, duration, etc. shall be determined by both sides. But the total balance of various credits under this contract shall not more than the comprehensive line of credit.

Start date of actual businesses should be within the duration of the contract and termination date depends on specific contracts.

If party A doesn’t give party B any credit in six months, this comprehensive line of credit shall be an automatic termination.

Article 2 Transfer credit under the line of credit

The debtor shall not transfer the line of credit to other third party.

Article 3 This contract is signed according to PRC laws, and applicable to PRC laws. If there is a dispute during the performance of the contract, Party A and Party B should negotiate or mediate; if negotiation or mediation fails, the dispute shall be settled by the People’s court in party A’s location.

Article 4  Coerce execution notarization:

The two parties shall not enter into coerce execution notarization.

Article 5 Other matters agreed by both parties:

(1)
If Party B use the credit with bank acceptance bill or commercial acceptance bill, Party B should complete the deposit balance at least one month earlier, otherwise Party A has the right to view this as an early maturity. (2) The party B shall not be permitted to distribute profits during credit period; otherwise party A has the right to view this as an early maturity..

Article 6 This agreement is written in three originals, two for Party A, and one for Party B. Each original enjoy the equally authentic.

Article 7 The way of comprehensive credit

The ways of comprehensive line of credit include but not limited to the following:

Loans, lending, bill acceptance and discount, overdraft, factoring, guarantees, loan commitments, letters of credit, etc.

The specific way of credit subjects to the specific business contract signed by the two sides.

Article 8 The use of comprehensive credit line

The applicant of the comprehensive credit line should be Party B, and examined and approved by Party A, then the two sides sign the corresponding business contract.

Article 9 Statement, guarantee and commitment of party B

1. Party B is a validly existing and good reputation company founded in the judicial area, with all the corporate rights and government licensing and approval in current business.

2. Party B has the legal power, right and authority to sign, deliver and perform this contract. This contract constitutes a valid and binding agreement to Party B, and according to the clauses of the contract, execution can be done to Party B.

3. Party B guarantees that the information provided is true, complete, legal, valid, and does not contain any false record, misleading statement or significant omission

4. Party B hereby promises to completely performance all obligations in good way under the contract, and without prior written consent of Party A, Party B shall not make any behavior (including Party B shall act but not, or should not act but act) to endanger the realization of claims under the contract.

5. Party B hereby promises to give a written notice to Party A within ten days when changes residence, mailing address, telephone number and business scope, legal representative etc. If party B does not fulfill the obligation to notify Party A, the notice and documents are deemed to have been delivered in accordance with the original mailing address.

6. Party B hereby confirms that signing this contract is the true meaning by having carefully reviewed and fully being aware of and understanding all the terms of this contract.

Article 10. Particular agreement on group client and related transactions

1. Group clients are enterprise legal persons with the following characteristics:

(1) Control other enterprise legal persons or controlled by other enterprise legal persons directly or indirectly on the equity or management;

(2) Controlled together by a third enterprise’s legal person;

(3) Major investment individuals, key management personnel or close family members (including immediate family members within three generations and collateral relatives within two generations) common control directly or indirectly;

(4) There are other association, may not transfer assets and profits at fair prices, should be treated as customers of the Group for credit management

2. As a group client, party B should write a report to party A within ten days from the date that a transaction covers more than 10% of the net assets. The report includes related parties of the transaction, items of the transaction and the nature of the transaction, the transaction amount or the corresponding percentage and the pricing policies (including those with no or only a nominal amount of the transaction).

Article 11 Event of default and liability for breach of contract

1. Event of default

One of the following circumstances shall be viewed as a default:

(1) Party B breaches this contract or fails to fulfill its duties and obligations, or expressly states or indicates by its conduct that it will not perform its obligations under a contract.

(2) The relevant certifications and documents Party B submitted to or any announcements Party B made are untrue, inaccurate, incomplete or contain any false records, misleading statements or major omissions.

(3) Party B conceals the true important information, and doesn’t cooperate with party A on investigation, examination, inspection.

(4) Party B’s unauthorized changes of the use of the loan, misappropriates loans or uses bank loans for illegal transactions.

(5) Party B violates similar contracts signed with party A or any other thirty parties, or issues any bonds, or enters into litigation or arbitration arise from bonds issuance.

 (6) Party B's guarantor breaches of the guarantee contract (including but not limited to the credit contract, mortgage contract, pledge contract) occurred an event of default under the guarantee contract, or the guarantee contract does not came into effect, or invalid or revoked.

(7) To Party B there exists indolent management and recourse due debt or it transfers property or uses other ways to avoid debts by ways of gratis, unreasonably-low price and other improper means.

(8) Party B uses the false contracts and arrangements signed with any other third party (including but not limited to Party B's related parties), including but not limited to use notes receivable that with no real transactions to obtain Party A’s or other banks’ funds or credit.

(9) Party B evades bank debts on purpose through related party transactions or other ways.

(10) There are major problems in Party B’s business circumstances, such as deteriorated financial situation, significant financial loss, loss of assets (including but not limited to loss of assets because of the external security), or other financial crisis.

(11) Party B is subject to administrative penalties, criminal sanctions because of illegal operations or being investigated by authorities, and may be subject to administrative penalties, criminal sanctions.

(12) Party B is subject to spin-off, merger, major merger, acquisition or restructure a significant disposal of assets, capital reduction, liquidation, reorganization, revocation, declared bankrupt, dissolution, etc.

(13) The controlling shareholder or actual controller of Party B changes, and party A deem that it already has or may endanger the claims under this contract, or major events happen to party B's controlling shareholders, actual controllers, legal representative, senior management staff.  Including but limited to be subject to administrative penalties, criminal sanctions because of illegal operations or being investigated by authorities, or may be subject to administrative penalties, criminal sanctions, or enter into litigation or arbitration, serious deterioration of the financial situation, declaring bankruptcy or dissolution, etc.

(14) Party B’s industry has adverse change, Party A considers which has or may endanger to achieve claims of this contract.

(15) Party B does not settle the accounts or deposit money or other related businesses at party A ‘s bank in accordance with the contract.

(16) Other situations that endanger or may endanger the realization of claims under this contract associated with Party B.

2. Liability for breach of contract

Under the above circumstances, party A shall have rights to,

(1) Adjust, cancel or suspend the comprehensive credit line under this contract, or adjust the valid period.

(2) Declare that all or part of the debt will due and request party B to repay all or part of the due debt immediately.

(3) Request party B to add additional guarantee, or take other measures to ensure that the lawful rights and interests of Party A shall not be violated.

(4) Party A shall have the right to deduct the money from Party B’s account or the guarantor’s account directly to pay off all the debt that Party B owed under the contract (including debt that Party A requests to pay in advance), without prior consent of Party B.

(5) Party A shall have the right to perform the guarantee, demand the guarantee to realize the liability of the guaranty, or dispose of the collateral and/or the pledge to realize creditor's rights.

Article 12. This agreement becomes effective after being signed (it should be signed and stamped by authorized person).

/s/ Nannan Fu

Party A (Stamp)
Signature of legal representative or deputy:
Date: May 5th, 2011

/s/ Dang Yu Pan

Party B (Stamp)
Signature of legal representative or deputy:
Date: May 5th, 2011

The Maximum Amount Guarantee Contract

Contract No.: 20110505001-1

Party A: SHENZHEN DEVELOPMENT BANK CO., LTD. Shenzhen Xinzhou Sub-branch

Add: 1st F, Zhongchengtianyi Building, Xinzhou Road, Futian District, Shenzhen,Guangdong, China
Tel: 23480048	Fax: 23480054
Head: Nannan Fu	Position: President

Party B (guarantor): Dangyu Pan

Type of certificate: ID card	ID number:

In order to perform the contract (hereinafter referred to as the principal contract) between Party A and Shenzhen Highpower CO., LTD (hereinafter referred to as the debtor)，Party B is willing to be the guarantor of the debtor under the principal contract and take joint liabilities. Party A and Party B reached this agreement after the willing negotiation and both sides shall abide by the following clauses.

Article 1 range of guarantee

Under this comprehensive line of credit contract No. 20110505001-1 ，all the liabilities the debtor should take (including contingent liabilities), the principal, interest, penalty interest and compound interest, claims fees. The maximum principal is RMB ONE HUNDRED MILLION ONLY (RMB 100,000,000.00)

Interest, penalty interest and compound interest are calculated in accordance with the master contract until the date of the debt paid off. The cost of achieving debt includes but not limited to expenses of notice, express, identification, litigation, lawyer, travel, assessment, auction, property preservation, mandatory execution, etc.

Currency exchange rate shall be the quotation on the day actual business happens announced by Party B except RMB.

Article 2 the period of guarantee

From the effective date of this contract until the due date of all the concrete credit debts under the principal contract plus two more years. The period of any specific contract is calculated separately, and if any credit defers, the period also defers two years from the due day of credit.

Article 3 The debtor shall not transfer the line of credit to other third party.

Article 4 Other matters agreed by the 2 parties: No other matters

Article 5 This agreement is written in three originals, two for Party A, and one for Party B and debtor. Each original enjoy the equally authentic.

Article 6 Coerce execution notarization

The two parties shall not enter into coerce execution notarization.

Article 7  responsibility of guarantee

Party B shall take the joint guarantee liability for all the debts (including contingent liabilities) the principal, interests, penalties and compound interest, claim fees. If the debtor does not fulfill the repayment obligations when the credit is due (including contract expires and early maturity) or other occurrence of the default under the contract, party A can either claim on the debtor, or directly claim on Party B for compensation. Party B irrevocably authorized party A to debit the due amount directly from the Party B's bank account if the debtor does not fulfill the repayment obligations when the credit is due (including contract expires and early maturity) or other occurrence of the default under the contract.

Whether or not the debtor or a third party provides the property security (mortgage or pledge), party A has the right to request Party B to take the responsibility of guarantee without first dispose of collateral.

Article 8 The guarantee of the contract is independent, and is not affected by other guarantor’ securities.

Article 9 The guarantee of the contract is irrevocable, and it is not effected by any contract signed between debtor and any other party or changed by debtor's bankruptcy, insolvency, loss of business qualifications, amendment of the Articles of Association

Article 10 Event of default and liability for breach of contract

1. Events of default

One of the following circumstances shall be viewed as a default:

(1) Party B fails to fulfill its duties and obligations, or expressly states or indicates by its conduct that it will not perform its obligations under the contract.

(2) The relevant certifications and documents Party B submitted to or any announcements Party B made are untrue, inaccurate, incomplete or contain any false records, misleading statements or major omissions.

(3) Party B conceals the true important information, and doesn’t cooperate with party A on investigation, examination, inspection.

(4) To Party B there exists indolent management and recourse due debt or it transfers property or uses other ways to avoid debts by ways of gratis, unreasonably-low price and other improper means.

(5) Party B violates similar contracts signed with party A or any other thirty parties, or issues any bonds, or enters into litigation or arbitration arise from bonds issuance.

(6) The guarantee contract is invalid or revoked.

(7)The debt of principal contract expires or has a early maturity, all or part of the debt is not paid off.

(8) Party B evades bank debts on purpose through related party transactions or other ways.

(9) when Party B is a enterprise:

9.1 There are major problems in Party B’s business circumstances, such as deteriorated financial situation, significant financial loss, loss of assets (including but not limited to loss of assets arise from guarantee for external parties ), or other financial crisis.

9.2 Party B is subject to administrative penalties, criminal sanctions because of illegal operations or being investigated by authorities, and may be subject to administrative penalties, criminal sanctions.

9.3 Party B is to spin-off, merger, major merger, acquisition or restructure, a significant disposal of assets, capital reduction, liquidation, reorganization, bankruptcy, dissolution, etc.

9.4 The controlling shareholder or actual controller of Party B changes, and party A deem that it already or may endanger the claims under this contract, or major events happen to Party B's controlling shareholders, actual controllers, legal representative, senior management staff.  including but limited to be subject to administrative penalties, criminal sanctions because of illegal operations or being investigated by authorities, or may be subject to administrative penalties, criminal sanctions, or enter into litigation or arbitration, serious deterioration of the financial situation, declaring bankruptcy or dissolution, etc.

9.5 Party B’s industry changes adversely, Party A considers which has or may endanger the claims under this contract.

(10) When Party B is an individual:

10.1 Disability, unemployment, relocation, job changes, business changes and any other changes that party A believes already have affected or may affect Party B to fulfill security responsibilities.

10.2 Party B is held criminally responsible, or by other enforcement measures or to restrict a right taken by the relevant authorities that has been or may affect Party B to fulfill security responsibilities.

10.3 The heir or legatee of Party B waive inheritance, bequest, or accept the inheritance, bequest, but refuse to assume security responsibility.

(11) Other situations that have affected or may affect Party B to fulfill security responsibilities.

2. Liability for breach of contract

Under the above circumstances, party A shall have rights to,

(1) Require Party B to take guarantee responsibility, and deduct the outstanding amount from Party B’s account for all the debts (including contingent liabilities) the principal, interests, penalties interests and compound interest, claim fees ( including but not limited to expenses of litigation, lawyer, notarization, execution, etc.)

(2) Require Party B to provide new guarantee that satisfies party A’s requirements including but not limited to mortgage or pledge

(3) To require Party B to repay all damage of Party A

(4) Claim subrogation to debtor of Party B, in accordance with the requirements of Party A,Party B needs to provide all necessary cooperation and assistance, and Party B shall bear the cost.

(5) Request the people's court for revocation of the behaviors that party B waive due credit or transfer property or dispose of assets freely or with manifestly unreasonably low price

(6) Claim other relief measures according to law and the contract.

Article 11 Party A has the right to require the debtor to repay the credit according to law when the principal contract or the specific contract is invalid for whatever reason. When the situation above occur, the contract is not affected, and Party B still take guarantee responsibility for the contract.

Article 12 the statement, guarantee and promise of Party B

1. Party B has the legal power, right and authority to sign, deliver and perform this contract. This contract constitutes a valid and binding agreement to Party B, and according to the terms of the contract execution can be done to Party B.

2. Party B is a validly existing and good reputation company founded in the judicial area, with all the corporate rights and government licensing and approval in current business.

3. Party B guarantees that the information provided is true, complete, legal, valid, and does not contain any false record, misleading statement or significant omission

4. Party B hereby promises to completely performance all obligations in good way under the contract, and without prior written consent of Party A, Party B will not make any behavior (including Party B shall act but not, or should not act but act) to endanger the realization of claims under the contract.

5. Party B hereby promises to give a written notice to Party A within ten days when changes residence, mailing address, telephone number and business scope, legal representative, etc. If Party B does not fulfill the obligation of notifying Party A, the notice and documents are deemed to have been delivered in accordance with the original mailing address.

6. Party B hereby confirms that signing this contract is the true meaning by having carefully reviewed and fully being aware of and understanding all the terms of this contract.

Article 13 amendment the contract

1. Agreed by both parties, the contract can be amended or canceled in written form.

2. Party A should notify Party B in time before the amendment, and Party B still take guarantee responsibility for the amended contract after agreement. But when the amendment of contract reduces the credit of debtor (including but not limited to the less of credit amount or the period), Party B shall be deemed to have agreed the amendment and Party A need not to notify Party B, Party B still take guarantee responsibility for the amended contract.

Article 14 The duration of this contract, Party A take tolerance, indulgence or delay to any breach of the act or delay of Party B under this contract that shall not prejudice, influence or restrict all the rights of creditor in accordance with the contract and relevant laws and regulations, and should not be regarded as the permission to any acts of destruction under the contract or give up the right to take action on existing or future violations.

Article 15 Applicable law and dispute settlement

1. This contract is signed in accordance with PRC laws and applicable PRC laws.

2. ☒ The contract dispute can be resolved in accordance with the main contract.

Article 16 This agreement becomes effective after signed by authorized representatives (if natural person, it should be signed by this natural person, if legal person or other organization, it should be signed and stamped by authorized person).

/s/ Nannan Fu

Party A (Stamp)
Signature of legal representative or deputy:
Date: May 5th, 2011

/s/ Dang Yu Pan

Party B (sign)
Signature of legal representative or deputy:
Date: May 5th, 2011

The Maximum Amount Guarantee Contract

Contract No.: 20110505001-2

Party A: SHENZHEN DEVELOPMENT BANK CO., LTD. Shenzhen Xinzhou Sub-branch

Add: 1st F, Zhongchengtianyi Building, Xinzhou Road, Futian District, Shenzhen,Guangdong, China
Tel: 23480048	Fax: 23480054
Head: Nannan Fu	Position: President

Party B (guarantor): SPRINGPOWER TECHNOLOGY(SHEN ZHEN)CO.,LTD

Add: Building A2, Luoshan Industrial Zone, Shanxia, Pinghu, Shenzhen, Guangdong, China
Tel: 89686236	Fax: 89686819
Legal Representative: Dangyu Pan	Postcode: 518111

In order to perform the contract (hereinafter referred to as the principal contract) between Party A and Shenzhen Highpower CO., LTD (hereinafter referred to as the debtor), Party B is willing to be the guarantor of the debtor under the principal contract and take joint liabilities. Party A and Party B reached this agreement after the willing negotiation and both sides shall abide by the following clauses.

Article 1 range of guarantee

Under this comprehensive line of credit contract No. 20110505001-2, all the liabilities the debtor should take (including contingent liabilities), the principal, interest, penalty interest and compound interest, claims fees. The maximum principal is RMB ONE HUNDRED MILLION ONLY RMB 100,000,000.00)

Interest, penalty interest and compound interest are calculated in accordance with the master contract until the date of the debt paid off. The cost of achieving debt includes but not limited to expenses of notice, express, identification, litigation, lawyer, travel, assessment, auction, property preservation, mandatory execution, etc.

Currency exchange rate shall be the quotation on the day actual business happens announced by Party B except RMB.

Article 2  the period of guarantee

From the effective date of this contract until the due day of all the concrete credit debts under the principal contract plus two more years. The period of any specific contract is calculated separately, and if any credit defers, the period also defers two years from the due day of credit.

Article 3  The debtor shall not transfer the line of credit to other third party.

Article 4  Other matters agreed by the 2 parties: no

Article 5  This agreement is written in three originals, two for Party A, and one for Party B and debtor. Each original enjoy the equally authentic.

Article 6  coerce execution notarization

The two parties shall not enter into coerce execution notarization.

Part 7 responsibility of guarantee

Party B shall take the joint guarantee liability for all the debts (including contingent liabilities) the principal, interests, penalties and compound interest, claim fees. If the debtor does not fulfill the repayment obligations when the credit is due (including contract expires and early maturity) or other occurrence of the default under the contract, party A can either claim on the debtor, or directly claim on Party B for compensation. Party B irrevocably authorized party A to debit the due amount directly from the Party B's bank account if the debtor does not fulfill the repayment obligations when the credit is due (including contract expires and early maturity) or other occurrence of the default under the contract.

Whether or not the debtor or a third party provides the property security (mortgage or pledge), party A has the right to request Party B to take the responsibility of guarantee without first dispose of collateral.

Article 8 The guarantee of the contract is independent, and is not effected by other guarantor’ securities.

Article 9 The guarantee of the contract is irrevocable, and it is not effected by any contract signed between debtor and any other party or changed by debtor's bankruptcy, insolvency, loss of business qualifications, amendment of the Articles of Association

Article 10 Event of default and liability for breach of contract

1. Events of default

One of the following circumstances shall be viewed as a default:

(1) Party B fails to fulfill its duties and obligations, or expressly states or indicates by its conduct that it will not perform its obligations under the contract.

(2) The relevant certifications and documents Party B submitted to or any announcements Party B made are untrue, inaccurate, incomplete or contain any false records, misleading statements or major omissions.

(3) Party B conceals the true important information, and doesn’t cooperate with party on investigation, examination, inspection.

(4) To Party B there exists indolent management and recourse due debt or it transfers property or uses other ways to avoid debts by ways of gratis, unreasonably-low price and other improper means.

(5) Party B violates similar contracts signed with party A or any other thirty parties, or issues any bonds, or enters into litigation or arbitration arise from bonds issuance.

(6) The guarantee contract is invalid or revoked.

(7) The debt of principal contract expires or has a early maturity, all or part of the debt is not paid off.

(8) Party B intends to avoid bank debt through related party transactions or other ways.

(9) when Party B is a enterprise:

9.1 There are major problems in Party B’s business circumstances, such as deteriorated financial situation, significant financial loss, loss of assets (including but not limited to loss of assets arise from guarantee for external parties), or other financial crisis.

9.2 Party B is subject to administrative penalties, criminal sanctions because of illegal operations or being investigated by authorities, and may be subject to administrative penalties, criminal sanctions.

9.3 Party B is to spin-off, merger, major merger, acquisition or restructure, a significant disposal of assets, capital reduction, liquidation, reorganization, bankruptcy, dissolution, etc.

9.4 The controlling shareholder or actual controller of Party B changes, and party A deem that it already or may endanger the claims under this contract, or major events happen to Party B's controlling shareholders, actual controllers, legal representative, senior management staff.  including but limited to be subject to administrative penalties, criminal sanctions because of illegal operations or being investigated by authorities, or may be subject to administrative penalties, criminal sanctions, or enter into litigation or arbitration, serious deterioration of the financial situation, declaring bankruptcy or dissolution, etc.

9.5 Party B’s industry changes adversely, Party A considers it already has or may endanger the claims under this contract.

(10) When Party B is an individual:

10.1 Disability, unemployment, relocation, job changes, business changes and any other changes that party A believes already have affected or may affect Party B to fulfill security responsibilities.

10.2 Party B is held criminally responsible, or by other enforcement measures or to restrict a right taken by the relevant authorities that has been or may affect Party B to fulfill security responsibilities.

10.3 The heir or legatee of Party B waive inheritance, bequest, or accept the inheritance, bequest, but refuse to assume security responsibility.

(11) Other situations that have affected or may affect Party B to fulfill security responsibilities.

2. Liability for breach of contract

Under the above circumstances, party A shall have rights to,

(1) Require Party B to take guarantee responsibility, and deduct the outstanding amount from Party B’s account for all the debts (including contingent liabilities) the principal, interests, penalties interests and compound interest, claim fees (including but not limited to expenses of litigation, lawyer, notarization, execution, etc.)

(2) Require Party B to provide new guarantee that satisfies party A’s requirements including but not limited to mortgage or pledge

(3) To require Party B to repay all damage of Party A

(4) Claim subrogation to debtor of Party B, in accordance with the requirements of Party A, Party B needs to provide all necessary cooperation and assistance, and Party B shall bear the cost.

(5) Request the people's court for revocation of the behaviors that party B waive due credit or transfer property or dispose of assets freely or with manifestly unreasonably low price

(6) Claim other relief measures according to law and the contract.

Article 11  Party A has the right to require the debtor to repay the credit according to law when the principal contract or the specific contract is invalid for whatever reason. When the situation above occur, the contract is not affected, and Party B still take guarantee responsibility for the contract.

Part 12 the statement, guarantee and promise of Party B

1. Party B has the legal power, right and authority to sign, deliver and perform this contract. This contract constitutes a valid and binding agreement to Party B, and according to the terms of the contract execution can be done to Party B.

2. Party B is a validly existing and good reputation company founded in the judicial area, with all the corporate rights and government licensing and approval in current business.

3. Party B guarantees that the information provided is true, complete, legal, valid, and does not contain any false record, misleading statement or significant omission

4. Party B hereby promises to completely performance all obligations in good way under the contract, and without prior written consent of Party A, Party B will not make any behavior (including Party B shall act but not, or should not act but act) to endanger the realization of claims under the contract.

5. Party B hereby promises to give a written notice to Party A within ten days when changes residence, mailing address, telephone number and business scope, legal representative, etc. If Party B does not fulfill the obligation of notifying Party A, the notice and documents are deemed to have been delivered in accordance with the original mailing address.

6. Party B hereby confirms that signing this contract is the true meaning by having carefully reviewed and fully being aware of and understanding all the terms of this contract.

Article 13 amendment the contract

1. Agreed by both parties, the contract can be amended or canceled in written form.

2. Party A should notify Party B in time before the amendment, and Party B still take guarantee responsibility for the amended contract after agreement. But when the amendment of contract reduces the credit of debtor (including but not limited to the less of credit amount or the period), Party B shall be deemed to have agreed the amendment and Party A need not to notify Party B, Party B still take guarantee responsibility for the amended contract.

Article 14 The duration of this contract, Party A take tolerance, indulgence or delay to any breach of the act or delay of Party B under this contract that shall not prejudice, influence or restrict all the rights of creditor in accordance with the contract and relevant laws and regulations, and should not be regarded as the permission to any acts of destruction under the contract or give up the right to take action on existing or future violations.

Article 15 Applicable Law and Dispute Resolution

1. This contract is signed in accordance with PRC laws and applicable PRC laws.

2. ☒ The contract dispute can be resolved in accordance with the main contract.

Article 16 This agreement becomes effective after signed by authorized representatives (if natural person, it should be signed by this natural person, if legal person or other organization, it should be signed and stamped by authorized person).

/s/ Nannan Fu

Party A (Stamp)
Signature of legal representative or deputy:
Date: May 5th, 2011

/s/ Dang Yu Pan

Party B (sign)
Signature of legal representative or deputy:
Date: May 5th, 2011